UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2025

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange
Warrants to Purchase Common Stock, $0.20 par value	OXY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 1, 2025, Occidental Chemical Holding, LLC (“OCH”), and Environmental Resource Holdings, LLC (“ERH”), each wholly-owned indirect subsidiaries of Occidental Petroleum Corporation (“Occidental”), entered into a purchase and sale agreement (the “Purchase Agreement”) with Berkshire Hathaway Inc. (“Berkshire Hathaway”), pursuant to which, subject to the terms and conditions set forth therein, Berkshire Hathaway has agreed to acquire from Occidental all of the issued and outstanding equity interests in Occidental Chemical Corporation (“OCC”), which holds Occidental’s chemical business (“OxyChem”), in an all-cash transaction (the “Transaction”) for $9.7 billion, subject to customary adjustments for cash and indebtedness and for changes in working capital from an agreed upon working capital target.  OxyChem is a global manufacturer of commodity chemicals, with applications in water treatment, pharmaceuticals, healthcare and commercial and residential development.

The Purchase Agreement contains customary representations and warranties of OCH and ERH, including those relating to the business and operations of OxyChem, in each case subject to various materiality qualifiers.  The Purchase Agreement also contains customary representations and warranties of Berkshire Hathaway, subject to customary materiality qualifiers.  The Purchase Agreement provides for customary covenants, including covenants relating to (i) OCH using commercially reasonable efforts to operate OxyChem in the ordinary course and to refrain from taking certain actions without Berkshire Hathaway’s consent during the period from the execution of the Purchase Agreement to the closing of the Transaction (the “Closing”) and (ii) the parties using reasonable best efforts to obtain certain regulatory approvals necessary to consummate the Transaction.  OCH has also agreed to indemnify Berkshire Hathaway for any (a) pre-closing liabilities of OxyChem, (b) inaccuracies of customary fundamental representations and warranties, (c) inaccuracies of other representations and warranties, subject to a deductible and cap, (d) breaches of certain covenants and (e) certain losses related to pre-closing taxes, in each case, subject to certain limitations and procedures.  ERH will retain environmental liabilities relating to OxyChem’s legacy sites and has also agreed to indemnify Berkshire Hathaway for such liabilities, subject to certain limitations and procedures.

Consummation of the Transaction is subject to various closing conditions, including: (i) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the receipt of certain other required regulatory consents or approvals and (iii) the absence of laws or judgments preventing the consummation of the Transaction.  The obligation of each party to consummate the Transaction is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality qualifications) and the other party having performed in all material respects its obligations under the Purchase Agreement.

The Purchase Agreement contains certain termination rights permitting each party to terminate the Purchase Agreement under certain specified circumstances, including if the Closing has not occurred on or before March 30, 2026, subject to an automatic extension of 90 days if certain conditions relating to regulatory approvals have not been satisfied or waived by such date.

At the Closing, OCH, certain other subsidiaries of Occidental, as applicable, and OCC will enter into other definitive agreements relating to the Transaction, including, among others, (i) a Transition Services Agreement, pursuant to which OCH and OCC will provide certain transition services to each other for a period of time following the Closing, and (ii) a Remediation Management Agreement, pursuant to which, among other things, Glenn Springs Holdings, Inc., a wholly-owned indirect subsidiary of Occidental, will manage, and OCC may perform, certain remedial projects, for which OCH is required to indemnify Berkshire Hathaway under the Purchase Agreement, at operating sites owned by OCC.  At the Closing, Occidental will also enter into a Guaranty in favor of Berkshire Hathaway, pursuant to which Occidental will guarantee OCH’s and ERH’s indemnification obligations under the Purchase Agreement.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The foregoing summary has been included to provide security holders with information regarding the terms of the Purchase Agreement.  It is not intended to provide any factual information about Occidental, OCH, ERH, OCC or Berkshire Hathaway or their respective subsidiaries or affiliates.  The Purchase Agreement contains representations and warranties that OCH and ERH, on one hand, and Berkshire Hathaway, on the other hand, made to and solely for the benefit of each other as of specific dates.  The assertions embodied in those representations and warranties were made solely for purposes of the Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Purchase Agreement or contained in confidential disclosures provided by the parties.  Some of those representations and warranties (i) may not be accurate or complete as of any specified date and are modified, qualified and created in important part by the underlying disclosures provided by the parties, (ii) may be subject to a contractual standard of materiality different from those generally applicable to security holders or (iii) may have been used for the purpose of allocating risk between the parties to the Purchase Agreement rather than establishing matters as facts.  For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information.  Security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Occidental, OCH, ERH, OCC or Berkshire Hathaway.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Occidental’s public disclosures.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1
Purchase and Sale Agreement, dated as of October 1, 2025, by and among Berkshire Hathaway Inc., Occidental Chemical Holding, LLC and, solely for the limited purposes therein, Environmental Resource Holdings, LLC.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The registrant agrees to furnish supplementally to the U.S. Securities and Exchange Commission (the “SEC”) a copy of any omitted schedule or exhibit upon request by the SEC.

Forward Looking Statements

This Current Report on Form 8-K (“Current Report”) contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements about Occidental’s expectations, beliefs, plans or forecasts, including the proposed sale of Occidental’s chemical business to Berkshire Hathaway and the benefits of such sale. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Actual outcomes or results may differ from anticipated results, sometimes materially. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: Occidental’s ability to consummate the Transaction; the possibility that any or all of the conditions to the Transaction may not be satisfied or waived, including the failure to obtain the regulatory approvals required for the Transaction on the terms expected or on the anticipated schedule or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement relating to the Transaction; the effect of the announcement or pendency of the Transaction on our ability to attract, motivate or retain key executives and employees, our ability to maintain relationships with our customers, vendors, service providers and others with whom we do business, or our operating results and business generally; risks related to the Transaction diverting management’s attention from our ongoing business operations; that the Transaction may not achieve some or all or any of the anticipated benefits or be completed in accordance with expected plans and timelines; general economic conditions, including slowdowns and recessions, domestically or internationally; Occidental’s indebtedness and other payment obligations, including the need to generate sufficient cash flows to fund operations; Occidental’s ability to successfully monetize select assets and repay or refinance debt and the impact of changes in Occidental’s credit ratings or future increases in interest rates; assumptions about energy markets; global and local commodity and commodity-futures pricing fluctuations and volatility; supply and demand considerations for, and the prices of, Occidental’s products and services; actions by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC oil producing countries; results from operations and competitive conditions; future impairments of Occidental’s proved and unproved oil and gas properties or equity investments, or write-downs of productive assets, causing charges to earnings; unexpected changes in costs; government actions (including the effects of announced or future tariff increases and other geopolitical, trade, tariff, fiscal and regulatory uncertainties), war (including the Russia-Ukraine war and conflicts in the Middle East) and political conditions and events; inflation, its impact on markets and economic activity and related monetary policy actions by governments in response to inflation; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment, including Occidental's ability to timely obtain or maintain permits or other government approvals, including those necessary for drilling and/or development projects; Occidental's ability to successfully complete, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or divestitures; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections or projected synergies, restructuring, increased costs and adverse tax consequences; uncertainties and liabilities associated with acquired and divested properties and businesses; uncertainties about the estimated quantities of oil, natural gas liquids and natural gas reserves; lower-than-expected production from development projects or acquisitions; Occidental’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes and improve Occidental’s competitiveness; exploration, drilling and other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver Occidental’s oil and natural gas and other processing and transportation considerations; volatility in the securities, capital or credit markets, including capital market disruptions and instability of financial institutions; health, safety and environmental (“HSE”) risks, costs and liability under existing or future federal, regional, state, provincial, tribal, local and international HSE laws, regulations and litigation (including related to climate change or remedial actions or assessments); legislative or regulatory changes, including changes relating to hydraulic fracturing or other oil and natural gas operations, retroactive royalty or production tax regimes, and deep-water and onshore drilling and permitting regulations; Occidental’s ability to recognize intended benefits from its business strategies and initiatives, such as Occidental’s low-carbon ventures businesses or announced greenhouse gas emissions reduction targets or net-zero goals; changes in government grant or loan programs; potential liability resulting from pending or future litigation, government investigations and other proceedings; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, power outages, natural disasters, cyber-attacks, terrorist acts or insurgent activity; the scope and duration of global or regional health pandemics or epidemics and actions taken by government authorities and other third parties in connection therewith; the creditworthiness and performance of Occidental’s counterparties, including financial institutions, operating partners and other parties; failure of risk management; Occidental’s ability to retain and hire key personnel; supply, transportation and labor constraints; reorganization or restructuring of Occidental’s operations; changes in state, federal or international tax rates, deductions, incentives or credits; and actions by third parties that are beyond Occidental's control. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” "think," "envision," “expect,” “aim,” “goal,” “target,” “objective,” “commit,” “advance,” “guidance,” “priority,” “focus,” “assumption,” “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report unless an earlier date is specified. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statement as a result of new information, future events or otherwise. Other factors that could cause actual results to differ from those described in any forward-looking statement appear in Part I, Item 1A “Risk Factors” of Occidental’s Annual Report on Form 10-K for the year ended December 31, 2024 and in Occidental’s other filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 3, 2025	OCCIDENTAL PETROLEUM CORPORATION

	By:	/s/ Nicole E. Clark

	Name:	Nicole E. Clark

	Title:	Vice President, Chief Compliance Officer and Corporate Secretary